Special Purpose Statement of Assets Acquired and Liabilities Assumed of:

VILLAGE INN HOLDINGS, LLC & BAKERS SQUARE HOLDINGS, LLC

As of December 27, 2020

(With Independent Auditors’ Report Thereon)

Table of Contents

Page Number

Independent Auditors’ Report	1

Special Purpose Consolidated Financial Statements:

Special Purpose Statement of Assets Acquired and Liabilities Assumed	3

Notes to Special Purpose Statement of Assets Acquired and Liabilities Assumed	4

INDEPENDENT AUDITORS’ REPORT

To the Board of Managers of

Village Inn Holdings, LLC and Bakers Square Holdings, LLC

Nashville, Tennessee

We have audited the accompanying special purpose statement of assets acquired and liabilities assumed of Village Inn Holdings, LLC and Bakers Square Holdings, LLC (the “Company”) as of December 27, 2020, and the related notes to the special purpose financial statement.

Management's Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the special purpose  financial statement in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the special purposes financial statement that is free from material misstatement, whether due to fraud or error.

Auditors' Responsibility

Our responsibility is to express an opinion on the special purpose financial statement based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the special purpose financial statement is free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the special purpose financial statement. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the special purpose financial statement, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Company's preparation and fair presentation of the special purpose financial statement in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the special purpose financial statement.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Emphasis of Matter

As discussed in Note 1 to the special purpose statement of assets acquired and liabilities assumed, the accompanying financial statement has been prepared for the purpose of presenting the assets acquired and liabilities assumed of Village Inn Holdings, LLC & Bakers Square Holdings, LLC, and is not intended to be a complete presentation of the financial position, results of operations or cash flows of Village Inn Holdings, LLC & Bakers Square Holdings, LLC,. Our opinion is not modified with respect to this matter.

Opinion

In our opinion, the financial statement  referred to above presents fairly, in all material respects, the assets acquired and liabilities assumed of Village Inn Holdings, LLC & Bakers Square Holdings, LLC as of December 27, 2020, in accordance with accounting principles generally accepted in the United States of America.

Minneapolis, MN

September 1, 2021

VILLAGE INN HOLDINGS, LLC & BAKERS SQUARE HOLDINGS, LLC

Special Purpose Statement of Assets Acquired and Liabilities Assumed

(in thousands)

December 27,
2020

Assets Acquired
Cash and cash equivalents	$50
Inventory, net	554
Prepaid expenses and other current assets	370
Property and equipment, net	9,612
Right-of-use assets	16,003
Intangible assets, net	14,369
Other noncurrent assets	364

Total assets acquired	$41,322

Liabilities Assumed
Deferred revenue	$2,306
Lease liability, finance	70
Lease liability, operating	2,549
Noncurrent lease liability, finance	176
Noncurrent lease liability, operating	13,545

Total liabilities assumed	$18,646

Net Assets Acquired	$22,676

See Accompanying Notes to Special Purpose Statement of Assets Acquired and Liabilities Assumed.

BBQ HOLDINGS, INC.

Notes to Special Purpose Statement of Assets Acquired and Liabilities Assumed

(1)	Organization and Business

Village Inn Holdings, LLC (“VI”) and Bakers Square Holdings, LLC (“BSQ”), collectively, “we,” “our,” or the “Company,” are Delaware limited liability companies, formed on August 17, 2020 as a wholly owned subsidiary of RG Group Holdco, LLC, ultimately owned by Cannae Holdings, Inc.

The Company operates family dining restaurants under the tradenames Village Inn and Bakers Square, and franchises restaurants under the Village Inn tradenames. As of December 27, 2020, the Company operated 21 Village Inn restaurants, 13 Bakers Square restaurants, and had franchise agreements with 117 Village Inn locations. Our franchised restaurants are located across 20 states and are concentrated in the Southeast, Midwest, and the Rocky Mountain regions.

On June 25, 2021, the Company entered into a Membership Interest Purchase Agreement (“MIPA”) with BBQ Holdings, Inc. (“BBQ”) to acquire and assume the respective assets and liabilities presented on the Special Purpose Statement of Acquired Assets and Assumed Liabilities. The transaction was consummated on July 30, 2021.

(2)	Summary of Significant Accounting Policies
(a)	Principles of Consolidation and Basis of Presentation

The financial statement is prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and include the accounts of the Company as well as wholly owned subsidiaries. All intercompany profits, transactions, and balances have been eliminated. As the Company has not previously accounted for VI or BSQ as stand-alone businesses, the abbreviated financial statements were prepared to present the assets acquired and liabilities assumed as part of the MIPA. The financial statement is not meant to be indicative of the Company’s financial condition.

(b)	Fiscal Year

The Company utilizes a 52/53 week fiscal year where the last day of the fiscal year is the last Sunday in December.

(c)	Inventory

Inventory is stated at the lower of cost or net realizable value. Cost is determined using the first in, first out method for restaurant inventory. Inventory primarily consists of food, beverages, finished pies, packaging, and supplies.

The Company obtains the majority of restaurant food products and supplies from four distributors. Although the Company believes alternative vendors could be found in a timely manner, any disruption of these services could potentially have an adverse impact on operating results.

BBQ HOLDINGS, INC.

Notes to Special Purpose Statement of Assets Acquired and Liabilities Assumed

(d)	Property and Equipment, Net

The Company records property and equipment, including internally developed software, at cost less accumulated depreciation and amortization. Depreciation and amortization expense are calculated using the straight-line method. The useful lives of assets are 30 years for buildings and 3 to 25 years for furniture, fixtures, and equipment. Leasehold improvements are amortized over the lesser of the useful life or the remaining lease term, inclusive of renewal periods, not to exceed 20 years. Equipment under capitalized leases is amortized to its expected residual value to the Company at the end of the lease term. Gains or losses are recognized upon the disposal of property and equipment, and the asset and related accumulated depreciation and amortization are removed from the accounts. Maintenance, repairs, and betterments that do not enhance the value of or increase the life of the assets are expensed as incurred. The Company capitalizes all direct external costs associated with obtaining the land, building, and equipment for each new restaurant, as well as construction period interest. The Company also capitalizes all direct external costs associated with obtaining the dining room and kitchen equipment, signage, and other assets and equipment. In addition, for each new restaurant and remodeled restaurant, the Company capitalizes a portion of the internal direct costs of its real estate and construction departments.

(e)	Intangible Assets

The Company’s intangible assets include tradename and franchise rights and are subject to amortization. Amortization expense is calculated using the straight-line method over a period of 15 years.

(f)	Deferred Revenue

Revenue resulting from the sale of gift cards is recognized in the period in which the gift card is redeemed. The Company recognizes gift card breakage on gift cards sold, as restaurant sales, for which the likelihood of redemption is remote based on historical redemption patterns.

(g)	Leases

The Company has land only, building only, and land and building leases that are recorded as right-of-use (“ROU”) assets and lease liabilities. Most of the leases have rent escalation clauses and some have rent holiday and contingent rent provisions. Contingent rentals are accrued each accounting period as the liabilities are incurred utilizing prorated periodic sales targets. The Company uses a lease life or expected lease term that is inclusive of renewal periods, not to exceed 20 years. Based upon the size of the investment that the Company makes at a restaurant site, the economic penalty incurred by discontinuing use of the leased facility, and its historical experience with respect to the length of time a restaurant operates at a specific location, the Company has concluded that a 20-year lease term is reasonably assured. The Company begins recognizing rent expense on the date that the Company becomes legally obligated under the lease.

Certain leases provide for rent holidays, which are included in the lease life used for the straight-line rent calculation. Rent expense and an accrued rent liability are recorded during the rent holiday period, during which the Company has possession of and access to the property, including the preopening period during construction, but is typically not required or obligated to, and normally does not, make rent payments.

BBQ HOLDINGS, INC.

Notes to Special Purpose Statement of Assets Acquired and Liabilities Assumed

(h)	Use of Estimates

Management of the Company has made certain estimates and assumptions relating to the reporting of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the periods to prepare these financial statements in conformity with GAAP. Significant items subject to such estimates and assumptions include the carrying amount of intangible assets. Actual results could differ from those estimates.

(3)	Inventory, net

Inventory, net consists of the following:

December 27,
2020
(in thousands)

Restaurant and other inventory:
Food and beverage	$272
Pies	197
Supplies and other inventory	85

Inventory, net	$554

(4)	Property and Equipment, net

Property and equipment, net consists of the following:

December 27,
2020
(in thousands)

Land	$1,480
Buildings and improvements	5,781
Equipment	3,271
Projects in process	9

10,541
Less accumulated depreciation	(929)

Property and equipment, net	$9,612

BBQ HOLDINGS, INC.

Notes to Special Purpose Statement of Assets Acquired and Liabilities Assumed

(5)	Intangible Assets, net

Intangible assets, net consist of the following:

December 27,
2020
(in thousands)

Franchise rights	$7,710
Tradename	6,900

14,610
Less accumulated amortization	(241)

Intangible assets, net	$14,369

Franchise rights amortization expense and tradename amortization expense were $135 thousand and $106 thousand, respectively, for the period from August 17, 2020 (inception) to December 27, 2020. The Company’s intangible assets are subject to amortization calculated using the straight-line method over a period of 15 years.

(6)	Leases

The Company is party to operating lease arrangements primarily for leased real estate for restaurants. ROU assets and lease liabilities related to operating leases under Accounting Standards Codification (“ASC”) 842 are recorded at commencement when we are party to a contract which conveys the right for the Company to control an asset for a specified period of time. ROU assets and lease liabilities related to operating leases are recorded as lease assets and lease liabilities, respectively, on the Special Purpose Statements of Assets Acquired and Liabilities Assumed as of December 27, 2020.

Future payments under operating lease arrangements accounted for under ASC Topic 842 are as follows (in thousands):

Operating
Fiscal Year Ending	Leases

2021	$3,463
2022	3,356
2023	3,121
2024	2,773
2025	2,266
Thereafter	4,709

Total lease payments, undiscounted	19,688
Less: discount	(3,594)
Total operating lease liability as of December 27, 2020, at present value	16,094
Less: operating lease liability as of December 27, 2020, current	(2,549)

Operating lease liability as of December 27, 2020, long-term	$13,545

BBQ HOLDINGS, INC.

Notes to Special Purpose Statement of Assets Acquired and Liabilities Assumed

(7)	Subsequent Events

From December 27, 2020 through September 1, 2021, three Village Inn franchise restaurants and one Company operated Bakers Square have closed.

Subsequent events have been evaluated and disclosed through September 1, 2021, the date at which the financial statements were available to be issued.